UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2006 (June 7, 2006)

SUB SURFACE WASTE MANAGEMENT OF DELAWARE, INC.
(FORMERLY COVINGHAM CAPITAL CORPORATION)
(Exact name of Registrant as specified in charter)

Delaware	0-14213	51-0401125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6451-C El Camino Real
Carlsbad, California 92008
(Address of principal executive offices)

Registrant’s telephone number, including area code: (760) 918-1860

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

The information contained in Section 7.01 of this report and the exhibits hereto shall not be incorporated by reference into any filings of Sub Surface Waste Management of Delaware, Inc. (the “Registrant”) whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.  The information in this report and in the exhibits hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933 (the “Act”), as amended.

This Current Report on Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management, as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure.

On June 7, 2006, the Registrant announced that officers of its Mexico subsidiary company, Environmental Tec International, S.A. de C.V. (“ETI”) have arranged for and received copies of letters of intent from Deutsche Forfait Bank sent to the State of Veracruz to provide $33,000,000 USD to equip Environmental Emergency Response Stations in Veracruz whose equipment procurement and staffing will be performed by ETI under a five-year operating agreement.

A copy of the Registrant’s press release announcing the transaction is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.     Document

99.1      Press Release dated June 7, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SUB SURFACE WASTE MANAGEMENT OF DELAWARE, INC.

Date: June 13, 2006	By:	/s/ Bruce S. Beattie

Bruce S. Beattie Chief Executive Officer